Administrative Expenses	12 Months Ended
Dec. 31, 2025
EBP 005
Administrative Expenses [Line Items]
Administrative Expenses	Administrative Expenses
Certain expenses incurred in the administration of the Plan are paid by the Plan, including:

Loan initiation fees and various fees associated with the Brokerage Link investment option. Certain fees are paid by the Plan and/or participants.

All investment-related expenses of the Plan, any other expenses of the Trustee necessitated by the terms of any particular investment option, and commissions paid with respect to the purchase or sale of common shares for the Plan.  These expenses are paid by the Plan and participants, as applicable.

The Company, at its discretion, may choose to utilize available forfeiture and/or revenue credits (based on a revenue sharing agreement between Eversource Service and Fidelity) to pay for eligible expenses related to the administration of the Plan, including audit and legal fees.  Credits received under this revenue sharing agreement are recognized as Other Income on the Statements of Changes in Net Assets Available for Benefits and may be used to pay certain eligible Plan expenses, or may be allocated to participant accounts at the discretion of the Administrator or the Plan fiduciaries.  During 2025 and 2024, $2.0 million and $2.5 million in revenue credits were reallocated back to eligible participant accounts, respectively.